Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245


                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
           FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
                   FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF
                 (each, a "Fund" and, collectively the "Funds")

         SUPPLEMENT TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 14, 2016


                               DATED JULY 1, 2016

       1. Effective immediately, notwithstanding anything to the contrary in the Funds' Statement of Additional Information, Kevin Nicholson will no longer serve as a portfolio manager of the Funds.

       2. Notwithstanding anything to the contrary in the Funds' Statement of Additional Information, the section entitled "Sub-Advisor - Compensation" is deleted in its entirety and replaced with the following:

              Compensation. The Sub-Advisor compensates portfolio managers with a base salary and an annual bonus. A portfolio manager's base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager's bonus is a function of the Sub-Advisor's overall financial performance, the relative and absolute performance of the accounts that the portfolio manager is managing, including the Funds, and the portfolio manager's individual investment and other job-related performance.

              Specifically, the Sub-Advisor accrues a corporate bonus pool that is indexed to the overall profitability of the firm. Each portfolio manager is given a "target bonus" based on achieving the profitability targets. This target bonus is then indexed again (higher or lower) based on each portfolio manager's individual performance.

              Portfolio managers may also own and may be offered an opportunity to purchase or sell interests in the Sub-Advisor or its holding company.

       3. Notwithstanding anything to the contrary in the Funds' Statement of Additional Information, the second paragraph in the section entitled "Sub-Advisor - Conflicts of Interest" is deleted in its entirety and replaced with the following:

              The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using a similar investment model that is used in connection with the management of the Funds.

              As discussed above, the Sub-Advisor specializes in managing asset allocation portfolios, which invest in various investment vehicles, including ETFs (some of which are advised by the Sub-Advisor), to obtain targeted amounts of exposure to different asset classes, such as equities, bonds, commodities, etc. The Funds were developed to serve as, and will serve as, investment vehicles for the asset allocation portfolios managed by the Sub-Advisor. As the manager of the Funds and the portfolios, the Sub-Advisor will owe a fiduciary duty to the Fund and the portfolios and is likely to encounter conflicts of interest from time to time. For example, under certain market conditions (as identified by the Sub-Advisor's quantitative and qualitative investment processes), the Sub-Advisor may need to reduce its asset allocation portfolios' exposure to an asset class to which the portfolios obtain exposure by investing in a Fund. Under such circumstances, pursuant to its fiduciary duties as an asset allocator, it would be required to liquidate some or all of the portfolios' investments in the Fund. This could adversely affect the trading volume and/or the market price of Fund shares, particularly if the Sub-Advisor needs to significantly reduce the asset allocation portfolios' exposure to the asset class. The Sub-Advisor has adopted policies and procedures that are designed to mitigate this and other foreseeable conflicts of interest. In this regard, among other things, the Sub-Advisor has assigned primary responsibility for the management of the Funds and management of the asset allocation portfolios to different teams of professionals that report to the Chief Investment Officer. However, there can be no assurance that the policies and procedures adopted by the Sub-Advisor will successfully address every conflict that arises.


           PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE